Fees Summary	May 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,476,106.52
Previously Paid Amount	0.00
Total Fee Amount	3,287.99
Total Offset Amount	0.00
Net Fee	$ 3,287.99
Final Prospectus	false